SEASONS SERIES TRUST

Supplement to the Summary Prospectus

Dated July 28, 2011

Allocation Moderate Growth Portfolio. In the Portfolio Summary, under Performance Information, the Blended Index is changed. The New Blended Index consists of 70% S&P 500® Index and 30% Barclays Capital U.S. Aggregate Bond Index. The Prior Blended Index consisted of 75% S&P 500® Index and 25% Barclays Capital U.S. Aggregate Bond Index. The New Blended Index better reflects the Portfolio’s allocation between equity and fixed income securities. The performance table is deleted and replaced with the following:

	1 Year	5 Years	Since Inception Class 3 (2/14/05)

Class 3 Shares	12.65%	2.68%	3.41%
S&P 500® Index	15.06%	2.29%	2.83%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.17%
New Blended Index	12.92%	3.68%	3.84%
Prior Blended Index	13.31%	3.47%	3.69%

Date: April 27, 2012